CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Schedule of Investments (Unaudited)
June 30, 2019

	Shares	Value

MASTER LIMITED PARTNERSHIPS 85.6%
Gathering & Processing - 20.0%
Crestwood Equity Partners LP [1]	114,868	$4,108,828
DCP Midstream LP [1]	361,664	10,596,755
Enable Midstream Partners LP	621,354	8,518,763
MPLX LP [1]	671,477	21,614,845
Summit Midstream Partners LP [1]	546,499	4,065,953
Western Midstream Partners LP [1]	377,443	11,613,921
Total Gathering & Processing		60,519,065

Pipeline Transportation│Natural Gas - 36.5%
Energy Transfer LP [1]	2,965,962	41,760,745
Enterprise Products Partners LP [1]	1,428,887	41,251,968
EQM Midstream Partners LP	353,092	15,776,150
TC Pipelines LP	302,771	11,390,245
Total Pipeline Transportation│Natural Gas		110,179,108

Pipeline Transportation│Petroleum - 29.1%
Andeavor Logistics LP [1]	340,365	12,365,460
BP Midstream LP	262,577	4,064,692
Magellan Midstream Partners LP [1]	256,731	16,430,784
NuStar Energy LP [1]	656,740	17,823,924
Phillips 66 Partners LP [1]	83,552	4,123,291
Plains All American Pipeline LP [1]	1,360,196	33,120,773
Total Pipeline Transportation│Petroleum		87,928,924

Total MASTER LIMITED PARTNERSHIPS (Cost $234,259,477)		258,627,097

	Shares	Value

COMMON STOCKS - 37.7%
Gathering & Processing - 27.7%
Enlink Midstream, LLC [1]	2,190,748	$22,104,647
ONEOK, Inc [1]	247,733	17,046,508
Targa Resources Corp. [1]	434,415	17,055,133
Williams Companies, Inc. [1]	981,026	27,507,969
Total Gathering & Processing		83,714,257

Petroleum Transportation│Natural Gas - 3.6%
Kinder Morgan Inc. [1]	522,317	10,905,979

Pipeline Transportation│Petroleum - 6.4%
Pembina Pipeline Corporation	107,769	4,010,085
SemGroup Corp	851,477	10,217,724
Tallgrass Energy LP	246,649	5,206,760
Total Pipeline Transportation│Petroleum		19,434,569

Total COMMON STOCKS (Cost $112,461,238)		114,054,805

PRIVATE INVESTMENT - 14.7%
KKR Eagle Co-Invest LP [2]		44,600,000
Total PRIVATE INVESTMENT (Cost $34,472,094)		44,600,000

SHORT-TERM INVESTMENT - 2.8%
Money Market Funds - 2.8%
First American Funds Inc. Treasury Obligation, 2.27% [3]	8,220,102	8,220,102
Goldman Sachs Financial Square Funds- Treasury Solutions Fund, 2.06% [3]	210,598	210,598
Total SHORT-TERM INVESTMENT (Cost $8,430,700)		8,430,700

Total Investments - 140.8% (Cost $388,348,615)		$425,712,602
Liabilities in Excess of Other Assets - (40.8)%		(123,276,528)
TOTAL NET ASSETS - 100.0%		$302,436,074

Footnotes
LP - Limited Parnership
LLC - Limited Liability Company
1 - All or a portion of this security is pledged as collateral for credit facility. As of June 30, 2019, the total value of the collateral was $160,667,872.
2 - This security is fair valued in good faith pursuant to the fair value procedures adopted by the Board of Trustees (the “Board”). The security has been deemed illiquid by the Adviser pursuant to procedures adopted by the Fund’s Board. As of June 30, 2019, the total value of all such securities was $44,600,000 or 14.7% of net assets. The security is in a non-unitized private investment fund that has commitments of $40,000,000, unfunded commitments of $2,300,000, does not permit redemptions, has expected life of 3.9 years, and invests solely in Veresen Midstream Limited Partnership. This security is characterized as Level 3 security within the disclosure hierarchy.

3 - Rate indicated is the seven-day yield as of June 30, 2019.

Valuation of Investments: The Fund’s Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services may also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent fair value.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s net asset values may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.

Securities for which market prices are not readily available or which cannot be valued using the sources described above will be valued using an internal proprietary fair value methodology. For any security warranting such fair value measurement, a memorandum, including the specific methodology and supporting information, will be provided to the Valuation Committee by a portfolio manager or analyst looking to fair value a particular security utilizing the internal proprietary fair value methodology. A portfolio manager or analyst shall use their best efforts to maximize the use of relevant observable inputs and minimize the use of unobservable inputs within their valuation technique. The Valuation Committee shall review the memorandum and supporting information provided by a portfolio manager or analyst and consider all relevant factors as it deems appropriate before approving the fair value recommendation.

The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 -	quoted prices in active markets for identical assets or liabilities
Level 2 -
quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)

The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Valuation Committee uses in determining fair value.  If the Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.

Significant increases or decreases in any of the unobservable inputs in isolation may result in a lower or higher fair value measurement.

To assess the continuing appropriateness of security valuations, the Adviser (or its third party service provider who is subject to oversight by the Adviser), regularly compares its prior day prices, prices on comparable securities and sale prices to the current day prices and challenges those prices that exceed certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the Fund’s investments valuation inputs categorized in the disclosure hierarchy as of June 30, 2019:

Description	Level 1	Level 2	Level 3	Total

Master Limited Partnerships	$258,627,097	$—	$—	$258,627,097
Common Stock	114,054,805	—	—	114,054,805
Money Market Funds	8,430,700	—	—	8,430,700
Private Investment	—	—	44,600,000	44,600,000
Total Investments	$381,112,602	$—	$44,600,000	$425,712,602

For further information regarding security characteristics, see the Schedule of Investments.

The fair value of the Fund’s credit facility, which qualifies as a financial instrument under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820 Fair Value Measurement, approximates the carrying amount of $74,500,000. As of June 30, 2019, this financial instrument is categorized as a Level 2 within the disclosure hierarchy.

The table below shows the significant unobservable valuation inputs that were used by the Adviser’s Valuation Committee to fair value these Level 3 investments as of June 30, 2019.

	Quantitative Information about Level 3 Fair Value Measurements
Type of Security	Value as of June 30, 2019	Valuation Approach	Valuation Technique	Unobservable Input	Amount	Impact to Valuation from an Increase in Input(1)
Private Investment	$44,600,000	Market Approach	Guideline Public Company	EBITDA Multiple Liquidity Discount	10.8x 12.5%	Increase Decrease
		Income Approach	Discounted Cash Flow	Discount Rate	10.5%	Decrease
				Exit EBITDA Multiple Liquidity Discount	12.0x 12.5%	Increase Decrease

(1) The impact represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

The Fund uses two valuation methodologies in determining the fair value of its private investment in KKR Eagle Co-Invest LP (“the partnership”). The first methodology is a market comparables analysis that considers key financial inputs, current valuations of comparable public companies and other available measures. The second methodology is a discounted cash flow analysis, which uses the projected cash flows of the partnership to estimate the enterprise value and equity value attributable to the Fund’s interest. Such cash flows include a terminal value for the portfolio company, which is typically based on an Earnings Before Interest, Tax, Depreciation and Amortization (“EBITDA”) multiple derived from market comparables and relevant precedent M&A transactions. A present value of these cash flows is determined by using estimated discount rates (a weighted average cost of capital or the expected return market participants would require of similar public securities).

As part of the valuation process, the Fund estimates operating results of the partnership (including EBITDA and unlevered cash ﬂow). These estimates utilize inputs such as historical operating results, which may be unaudited, and projected operating results, which will be based on operating assumptions for the partnership. The Fund also consults with management of the partnership to develop these financial projections. These estimates are sensitive to changes in assumptions speciﬁc to the partnership as well as general assumptions for the industry. Other unobservable inputs utilized in the valuation techniques outlined above include: discounts for lack of marketability (liquidity discount), selection of comparable publicly-traded companies, selection of relevant M&A transactions, selected ranges for valuation multiples, and expected required rates of return (discount rates).

When determining the weighting ascribed to each valuation methodology, the Fund considers, among other factors, the availability of direct market comparables, the applicability of a discounted cash flow analysis, and the manner of realization for the investment. The fair value for this private investment is derived from a valuation based 50% on market comparables and 50% on a discounted cash flow analysis.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investment in Securities	Private Investment
Balance as of September 30, 2018	$45,800,000
Change in unrealized depreciation	(1,200,000)

Balance as of June 30, 2019	$44,600,000
Change in unrealized gains or losses relating to assets still held at the reporting period	$(1,200,000)

Credit facility: The Fund has entered into a revolving credit agreement (the “Credit Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNPP”) pursuant to which the Fund may borrow up to a maximum commitment amount of (1) $75,000,000 under a 179-day facility plus (2) additional amounts on a demand basis subject to the amount of the Fund’s pledged collateral and the limits imposed by the 1940 Act. The Fund pays interest in the amount of 0.95% plus the 1-month London Interbank Offered Rate on the amount outstanding. Under the Credit Agreement, the Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the Credit Agreement) and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements or maintain other ﬁnancial covenants required under the Credit Agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Credit Agreement, necessitating the sale of portfolio securities at potentially inopportune times.

The Fund had outstanding borrowings of $74,500,000 as of June 30, 2019. The Fund borrowed an average daily balance of approximately $74,824,542 at a weighted average borrowing cost of 2.87% for the period ended June 30, 2019.

Other Compliance Matters:
Dan C. Tutcher, is a Managing Director of the Adviser on the Energy Infrastructure Securities team. Mr. Tutcher also serves on the Board of Enbridge, Inc. The Adviser has adopted policies and procedures reasonably designed to address potential conflicts of interest while allowing the Adviser to continue to invest in Enbridge Inc. However, from time to time, the Adviser may restrict any fund or account managed by the Adviser from acquiring or disposing of securities of Enbridge Inc. at any time. As of June 30, 2019, the Fund did not own Enbridge Inc.